                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-41609 and 333-41605.



                                       Arthur Andersen LLP


Atlanta, Georgia
March 30, 1998